UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 15, 2005
                                                  (April 14, 2005)

                           WYNDHAM INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                         1-9320                94-2878485
-------------------------------    ------------------------    -------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

                        1950 STEMMONS FREEWAY, SUITE 6001
                               DALLAS, TEXAS 75207
                    (Address of principal executive offices)

         Registrant's telephone number, including area code:    (214) 863-1000
                                                              ------------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 14, 2005, Wyndham International, Inc. ("Wyndham") entered into a definitive recapitalization and merger agreement (the "Merger Agreement") with certain investors in Wyndham's Series B Preferred Stock that is expected to greatly simplify Wyndham's capital structure and governance. In the recapitalization, the existing classification of Wyndham's common stock will be eliminated, all outstanding shares of Series A and Series B Preferred Stock (including accrued but unpaid dividends) will be converted into common stock and the existing common stockholders will continue to hold shares of common stock. At the closing of the transaction, the holders of the Series A and Series B preferred stock will own approximately 85% of the outstanding common stock of Wyndham and the existing common stockholders will own approximately 15% of the outstanding common stock of Wyndham.

         The recapitalization, which is structured as a merger of a subsidiary of Wyndham into Wyndham, is subject to customary closing conditions, including regulatory approvals and the approval of the holders of a majority of the voting power held by Wyndham's stockholders and the holders of at least two-thirds of the Series B Preferred Stock of Wyndham. The investors that are party to the recapitalization agreement have agreed to vote all of their shares of Wyndham stock, representing approximately 49% of the outstanding voting power of Wyndham and approximately 90% of the outstanding shares of Series B Preferred Stock, in favor of the transaction. It is expected that the size of the Board of Directors will be reduced from its present size of 19 members; however, it is anticipated that a majority of the existing members of the Board of Directors, including certain independent directors, will remain on the Board. The recapitalization agreement contains covenants of Wyndham and the investors that provide certain protections for Wyndham's minority shareholders for a period of time following the closing of the recapitalization. The transaction is anticipated to be completed during the summer of 2005.

         The foregoing description of the merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 and incorporated herein by reference.

         The matters discussed herein contain certain forward-looking statements within the meaning of Sections 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about the benefits of the recapitalization transaction, future financial and operating results, Wyndham's plans, objectives, expectations and intentions and other statements that are not historical facts. Wyndham's results, expectations and objectives could differ materially from those set forth in the forward-looking statements. Certain factors that might cause a difference include, but are not limited to, risks associated with the availability of equity or debt financing at terms and conditions favorable to Wyndham; risks associated with the course of litigation; Wyndham's ability to effect sales of assets on favorable terms and conditions; Wyndham's ability to integrate acquisitions into its operations and management; risks associated with the hotel industry and real estate markets in general; competition within the lodging industry; the impact of general economic conditions;

travelers' fears of exposure to contagious diseases; the impact of terrorist activity or war, threats of terrorist activity or war and responses thereto on the economy in general and the travel and hotel industries in particular; risks associated with debt financing; and other risks and uncertainties set forth in Wyndham's annual, quarterly and current reports, and proxy statements.

         Wyndham intends to file with the Securities and Exchange Commission a Registration Statement on Form S-4 which will contain a proxy statement/prospectus in connection with the proposed transaction. The proxy statement/prospectus will be mailed to the stockholders of Wyndham. STOCKHOLDERS OF WYNDHAM ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Such proxy statement/prospectus (when available) and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or by request by contacting Darcie Brossart, at (214) 863-1335.

         Wyndham and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed recapitalization transaction. The participants in such solicitation may include Wyndham's executive officers and directors. Further information regarding persons who may be deemed participants will be available in Wyndham's proxy statement/prospectus to be filed with the Securities and Exchange Commission in connection with the transaction.


ITEM 8.01.        OTHER EVENTS


         On April 15, 2005, Wyndham issued a press release announcing that its board of directors has approved the Merger Agreement. A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits


Exhibit 2.1 Recapitalization and Merger Agreement, dated as of April 14, 2005, by and among Wyndham, WI Merger Sub, Inc., a Delaware corporation, Apollo Investment Fund IV, L.P., Apollo Real Estate Investment Fund IV, L.P., AIF/THL PAH LLC, BCP Voting Inc., as Trustee for the Beacon Capital Partners Voting Trust, Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P.


Exhibit 99.1      Press Release dated April 15, 2005 relating to the Merger
Agreement.


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                              [FORM 8-K OF WYNDHAM]

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WYNDHAM INTERNATIONAL, INC.



                                          By: /s/ Mark A. Solls
                                              --------------------------------
                                              Name:  Mark A. Solls
                                              Title:    Executive Vice President



Date:  April 15, 2005

                                INDEX TO EXHIBITS


EXHIBIT                          DESCRIPTION
NUMBER

Exhibit Recapitalization and Merger Agreement, dated as of April 14, 2005, by and among Wyndham, 2.1 WI Merger Sub, Inc., a Delaware corporation, Apollo Investment Fund IV, L.P., Apollo Real Estate Investment Fund IV, L.P., AIF/THL PAH LLC, BCP Voting Inc., as Trustee for the Beacon Capital Partners Voting Trust, Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P.

Exhibit           Press Release dated April 15, 2005 relating to the Merger
99.1              Agreement.